Exhibit 77(a)(3)

ING Variable Portfolios, Inc.

ARTICLES OF AMENDMENT

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation desires to, and does hereby, amend its charter (the “Charter”) as currently in effect.

SECOND: The following Series is hereby dissolved: ING Opportunistic LargeCap Portfolio.

THIRD: The Fifth provision of the Charter is hereby deleted and replaced in its entirety by the following:

5. Authorized Capital

(i)                The Corporation has the authority to issue an aggregate of 16,900,000,000 shares of Capital Stock (hereinafter referred to as “Shares”);

(ii)              12,100,000,000 Shares have been and are hereby designated and classified into the following series (each a “series”) and classes of series (each a “class”):

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING NASDAQ 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Government Money Market Portfolio	Adviser Class	1,000,000,000
	Class I	1,000,000,000
	Class S	1,000,000,000
	Class S2	1,000,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

(iii)             the par value of each Share of each series is $0.001 per share;

(iv)             the aggregate par value of all Shares is $16,900,000.

FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the entire Board of Directors of the Corporation and made pursuant to Section 2-603 of the Maryland General Corporation Law.

FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Amendment are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	ING Variable Portfolios, Inc.

/s/ Theresa K. Kelety	/s/ Todd Modic
Name: Theresa K. Kelety, Esq.	Name: Todd Modic
Title: Secretary	Title: Senior Vice President

Dated: September 8, 2010

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